CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED) (USD $) In Thousands, except Share data, unless otherwise specified	6 Months Ended
	Jun. 30, 2013	Jun. 30, 2012
REVENUES:
Time charter revenues, net of prepaid charter revenue amortization	$ 27,381	$ 27,387
EXPENSES:
Voyage expenses	417	663
Vessel Operating Expenses	16,660	12,749
Depreciation	5,706	5,896
Management fees	305	721
General and administrative expenses	2,669	1,835
Impairment losses	32,626	0
Loss on vessels' sale	4,271	0
Foreign currency losses / (gains)	61	(65)
Operating income / (loss)	(35,334)	5,588
OTHER INCOME / (EXPENSES):
Interest and finance costs	(1,543)	(1,515)
Interest income	33	34
Total other expenses, net	(1,510)	(1,481)
Net income / (loss)	$ (36,844)	$ 4,107
Earnings / (loss) per common share, basic and diluted	$ (1.14)	$ 0.18
Weighted average number of common shares, basic and diluted	32,273,274	22,947,082